UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 26, 2021
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2021 annual meeting of shareholders on May 26, 2021. The matters voted upon at the meeting and the results of such voting are set forth below.

	1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2022 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	299,332,787	4,948,510	1,101,092	73,642,238
	Julie H. Edwards	251,687,596	52,614,426	1,080,367	73,642,238
	John W. Gibson	288,763,801	15,489,704	1,128,883	73,642,238
	Mark W. Helderman	298,995,564	5,217,671	1,169,153	73,642,238
	Randall J. Larson	302,099,078	2,109,350	1,173,961	73,642,238
	Steven J. Malcolm	298,617,892	5,611,238	1,153,259	73,642,238
	Jim W. Mogg	291,783,064	12,423,125	1,176,200	73,642,238
	Pattye L. Moore	287,133,889	17,153,366	1,095,133	73,642,238
	Eduardo A. Rodriguez	285,922,858	17,833,676	1,625,854	73,642,238
	Gerald B. Smith	300,181,162	4,045,518	1,155,708	73,642,238
	Terry K. Spencer	299,063,661	5,232,555	1,086,172	73,642,238

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2021, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		373,070,697	4,465,421	1,488,508

	3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2021 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		290,229,026	11,767,606	3,385,445	73,642,550

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	June 1, 2021	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Strategy and Corporate Affairs

3